Fees Summary	Sep. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 960,018,000
Previously Paid Amount	0
Total Fee Amount	146,978.76
Total Offset Amount	0
Net Fee	$ 146,978.76